BlackRock Global Financial Services Fund, Inc.

Supplement dated February 18, 2011 to the Prospectus
and Statement of Additional Information, each dated January 28, 2011

On February 15, 2011, the Board of Directors of BlackRock Global Financial Services Fund, Inc. (the “Fund”) approved a proposal to close the Fund to new and subsequent investments and to liquidate the Fund. Accordingly, effective 4:00 P.M. (Eastern time) on February 23, 2011, except for certain retirement plan investors, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about April 27, 2011, all of the assets of the Fund will be liquidated completely, each investor’s shares will be redeemed at the net asset value per share and the Fund will then be dissolved.

Code #ALLPRSAI-GFS-0211SUP